UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant or, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Officer Retirement and Officer Election
     On October 17, 2007, Pinnacle West Capital Corporation (“Pinnacle West”) and Arizona Public Service Company (“APS”) announced the following:
•	Jack E. Davis, President and Chief Operating Officer of Pinnacle West and Chief Executive Officer of APS, will retire effective March 1, 2008. Donald E. Brandt, currently Executive Vice President and Chief Financial Officer of Pinnacle West and President and Chief Financial Officer of APS, will assume Mr. Davis’ position as Chief Executive Officer of APS, effective March 1, 2008. See “Supplemental Item — Executive Officers of Pinnacle West” in Part I of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for information regarding Mr. Brandt’s business experience during the past five years.

•	Armando B. Flores, Executive Vice President of Corporate Business Services of APS, will retire effective March 31, 2008.
Appointment of Director
     On October 17, 2007, W. Douglas Parker was appointed as a Pinnacle West and APS director, effective November 1, 2007. Mr. Parker serves as Chairman of the Board and Chief Executive Officer of US Airways Group, Inc. Under the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan (the “2007 Plan”), the Human Resources Committee of Pinnacle West’s Board of Directors approved a grant of 1,100 shares of Pinnacle West common stock to Mr. Parker, effective November 1, 2007, consistent with the Company’s annual common stock grants to its outside directors. Mr. Parker will serve on the Board’s Audit Committee, Finance, Nuclear and Operating Committee, and Corporate Governance Committee.
Compensation Matters
     On October 16, 2007, the Human Resources Committee approved a grant to Mr. Davis under the 2007 Plan of 2,000 shares of Pinnacle West common stock. Mr. Davis has received a similar annual grant (either in the form of 2,000 shares of Pinnacle West common stock or a cash equivalent) since 1999.
     On October 17, 2007, Pinnacle West’s Board of Directors, acting on the recommendation of the Human Resources Committee, approved amendments to the Pinnacle West Capital Corporation Supplemental Excess Benefit Retirement Plan (the “SEBRP”), which provides retirement benefits for key salaried employees in addition to those under the Pinnacle West Capital Corporation Retirement Plan. Among other things, the amendments bring the SEBRP into compliance with the requirements of Section 409A of the Internal Revenue Code; change the vesting schedule from five years to three years; define average monthly compensation as the highest thirty-six consecutive months during employment (versus during the final ten years of employment); and add two new distribution options under which participants may elect to receive their SEBRP benefits over a five-year period or in the form of a joint and 75% survivor annuity following retirement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: October 17, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: October 17, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Financial Officer